UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2020

AURA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17249	95-4106894
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10541 Ashdale St.

Stanton, CA 90680

(Address of principal executive offices)

(310) 643-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
AUSI

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)

On January 09, 2020 Aura Systems, Inc. (the “Company”) was informed that KSP Group, Inc. (“KSP”), which was engaged as the independent registered public accounting firm of the Company, has joined BF Borgers CPA PC (“BFB”). As a result of this transaction, KSP resigned as the Company’s independent registered public accounting firm on January 09, 2020. On January 09, 2020, following the resignation of KSP, the Company appointed BFB as its independent registered public accounting firm for the Company’s fiscal year ending February 28, 2020.

The audit reports of the KSP on the Company’s financial statements for the fiscal years ended February 28, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended February 28, 2019 and 2018 and through the date of this Current Report on Form 8-K, the Company has not had any disagreements with KSP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KSP’s satisfaction, would have caused them to make reference thereto in their audit reports on the Company’s financial statements for such years.

During the years ended February 28, 2019 and 2018 and through the date of this Current Report on Form 8-K, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that KSP furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is attached hereto to this amendment to the Form 8-K as Exhibit 16.1.

(b)

During the Company’s two most recently completed fiscal years and the interim period through the date of engagement of BFB, neither the Company nor anyone on behalf of the Company consulted with BFB regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a “disagreement” or a “reportable event” as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description
16.1	Letter dated 01/09/20 from KSP Group, Inc. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2020	By:	/s/ Cipora Lavut
Cipora Lavut
President

2